Inventories, Net	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Inventories, Net
11.	Inventories, Net

Accounting policy

Inventories are valued at the lower of cost and net realizable value. The cost of inventories is based on the weighted-average method, and includes expenditures incurred in acquiring relevant inventories and other costs incurred in bringing them to their existing location and condition. Cost of purchase of inventories comprises their purchase price including non-recoverable taxes, transport and handling costs and any other directly attributable costs, less trade discounts. Net realizable value is the estimated selling price in the ordinary course of business less the estimated selling expenses.

When inventories are sold, the carrying amount of those inventories is recognized as cost of sales in the consolidated statements of profit or loss in the period in which the related revenue is recognized. The amount of any write-down of inventories to net realizable value and all losses of inventories are recognized as an expense in the period the write-down or loss occurs. The amount of any reversal of any write-down of inventories is recognized as a reduction in the amount of inventories recognized as an expense in the period in which the reversal occurs.

Critical accounting estimates and judgments

The Company writes down the carrying value of its inventories for estimated amounts related to the lower of cost or net realizable value, obsolescence or unmarketable inventory equal to the difference between the cost of inventory and the estimated net realizable value. The estimated net realizable value of inventory is based on historical usage and assumptions about future demand, future product purchase commitments and market conditions on a product-by-product basis. When the circumstances that previously caused inventories to be written down below cost no longer exist or when there is clear evidence of an increase in net realizable value because of changed economic circumstances, the amount of the write-down is reversed (i.e. the reversal is limited to the amount of the original write-down) so that the new carrying amount is the lower of the cost and the revised net realizable value.

	Year ended December 31,
	2017		2018		2018
	BRL		BRL		USD
Finished goods for resale	R$	466,486	R$	308,666	US$	79,660
Right to recover returned goods		—		2,282		589
Allowance for slow moving and others		(9,854)		(42,354)		(10,931)

Total inventories, net	R$	456,632	R$	268,594	US$	69,318

During the years December 31, 2016, 2017 and 2018, inventories of R$1,040,803, R$1,126,781 and R$1,014,856 (US$261,669) were sold and recognized as cost of sales in the consolidated statements of profit or loss, respectively.

Due to obsolescence, damaged and slow-moving items, the Company recognizes an allowance on the related inventories to their net realizable value. For years ended December 31, 2016, 2017 and 2018, the Company recognized a loss of R$949, R$4,904 and R$64,187 (US$16,565), respectively, which was included in cost of sales in the consolidated statements of profit or loss.

During the third quarter of 2018, the Company terminated a commercial relationship with the supplier of B2B operation (Midway Labs). As consequence the Company adjusted margins of nutrition supplements products, in order to accelerate sales through its B2C channel. The Company recognized additional allowances for net realizable value of R$44,367 and a write-off of R$14,914, which reduced its inventories acquired from that former supplier to a net realizable value of R$24,713 (US$ 6,378).